SUPPLEMENT TO THE CURRENT Y SHARE PROSPECTUS OF LORD ABBETT BOND-DEBENTURE
 FUND,INC., DATED November 30, 1998, AS SUPPLEMENTED ON February 24, 1999

                           Lord Abbett Bond-Debenture Fund, Inc.
                           Supplement dated February 24, 1999 to
                           Prospectus - Y Shares dated November 30, 1998

         Shares of the Funds also are available for purchase in connection with a Mutual Fund Advisory Program. A Mutual Fund Advisory Program is an arrangement between Lord Abbett Distributor and certain brokers, dealers, investment advisers or other financial institutions (collectively, "sponsors") under which (1) a Fund's shares are used by or in connection with investment products sponsored by, or made available to clients of, the sponsors for a fee or (2) the sponsors buy a Fund's shares on behalf of their clients in connection with advisory, consulting or other services for which the sponsors charge clients a fee.